Exhibit 10.10
THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES ARE ALSO SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN THIS SUBSCRIPTION AND THE BYLAWS OF THE COMPANY.
THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OR THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.
SUBSCRIPTION AGREEMENT
                     ___, 200_
Primo Water Corporation
101 N. Cherry Street, Suite 700
Winston-Salem, North Carolina 27101
Gentlemen:
     1. Subscription; Reduction of Subscription Amount; Additional Common Stock.
          a. The undersigned,                                          (“Subscriber”), hereby subscribes for and agrees to purchase                                           (                                         ) shares (as such number may be reduced by the Company as provided below, the “Series C Shares”) of the Series C Preferred Stock of Primo Water Corporation, a Delaware corporation (the “Company”), at the price of Two Dollars and 40/100 ($2.40) per share for an aggregate purchase price of                                            ($                                          ), which amount shall be tendered to the Company by Subscriber at the closing of the purchase and sale of the Series C Shares hereunder in the form of a certified check made payable to the Company or a wire transfer of funds to the Company’s account in accordance with the wire instructions set forth on Exhibit A attached hereto. The closing of the purchase and sale of the Series C Shares hereunder shall take place on or before May 31, 2008 on such date and at such time and place as may be designated by the Company by written notice to Subscriber.
          b. This subscription has been executed and delivered in connection with the “Private Placement” as defined in the Amended and Restated Investment Summary of the Company dated April 23, 2008 (as amended from time to time, the “Amended and Restated Investment Summary”). Notwithstanding any provision of this subscription to the contrary, Subscriber hereby agrees that the Company may, by written notice to Subscriber at any time prior to the issuance of the Series C Shares and delivery to Subscriber of a certificate therefor pursuant to Section 3 below, reduce the number of Series C Shares that may be purchased by Subscriber under this subscription in such amount as may be determined by the Company in its sole discretion in order to make available shares of Series C Preferred Stock of the Company for purchase by other investors whose subscriptions are accepted in writing by the Company, with the result that the maximum number of shares of Series C Preferred Stock of the Company to be issued in the Private Placement will be 12,500,000 (unless the Company elects to increase the maximum subscription amount as described in the Amended and Restated Investment Summary). If the Company so reduces the number of Series C Shares that may be purchased by Subscriber under this subscription, then the aggregate purchase price for such Series C Shares payable by Subscriber hereunder shall be reduced accordingly so that such aggregate purchase price is an amount equal to Two Dollars and 40/100 ($2.40) multiplied by the number of Series C Shares to be purchased by Subscriber under this subscription after such reduction, with payment of such aggregate purchase price to be made in the same manner described in Section 1.a. above. Subscriber hereby acknowledges and agrees that such reduction of the number of Series C Shares that may be purchased by Subscriber under this subscription shall not release Subscriber from his obligation to purchase such reduced number of Series C Shares under this subscription or otherwise affect Subscriber’s obligations hereunder, and Subscriber shall be and remain obligated to purchase such reduced number of Series C Shares in accordance with this subscription. Subscriber further hereby acknowledges and agrees that such reduction of the number of Series C Shares that may be purchased by Subscriber under this subscription is not required to be, and may not be, equal in amount or percentage to similar reductions by the Company of the number of shares of Series C Preferred Stock of the Company that may be purchased under subscriptions executed by other investors in the Private Placement.
     2. Acceptance by Company. Subscriber hereby acknowledges and agrees that (a) the Company, in its discretion, may accept or reject all or part of this subscription in its discretion; (b) this subscription shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to Subscriber an executed copy of this subscription, and (c) acceptance by the Company of this subscription is conditioned upon the information and representations of Subscriber hereunder being complete, true and correct as of the date of this subscription and as of the date of closing of the purchase and sale of the Series C Shares hereunder.
     3. Issuance of Shares. Upon (a) the Company’s receipt of two signed copies of this subscription from Subscriber; (b) the Company’s acceptance of this subscription by executing and returning to Subscriber one executed copy of this subscription, and (c) the Company’s receipt of the full purchase price for the Series C Shares in the amount and in the manner set forth above, the Company will issue the Series C Shares registered in the name of Subscriber and deliver a certificate(s) therefor to Subscriber.
     4. Issuance of Warrant. Upon the satisfaction of the conditions listed in Section 3 hereof, the Company will issue to Subscriber a common stock purchase warrant, in substantially the form attached to the Amended and Restated Investment Summary, exercisable to purchase that number of shares of the Company’s Common Stock as is equal to the product of the aggregate number of Series C Shares purchased by Subscriber multiplied by 0.10, rounded down to the nearest whole Share (the “Warrant”).

     5. Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to Company, and covenants with Company, as follows:
     a. If Subscriber is an individual, Subscriber is a citizen of                      and an individual resident of                     , and Subscriber is not a resident of any other state. If Subscriber is an entity, Subscriber’s state of formation or incorporation is                      and Subscriber’s principal place of business is located in                     .
     b. Subscriber is an “accredited investor” as defined in Rule 501 of Regulation D enacted under the Securities Act of 1933, as amended (the “Securities Act”) by reason of the following:                                         (Indicate the appropriate number from Exhibit B attached hereto).
     c. Subscriber is acquiring the Series C Shares, any shares of Common Stock of the Company issuable upon conversion thereof, the Warrant, and any shares of Common Stock of the Company issued upon exercise of the Warrant or any part thereof (collectively, the “Securities”) for Subscriber’s own account for investment and not with a view to or in connection with any distribution or resale thereof. Subscriber does not have any contract, understanding, agreement or arrangement with any person or entity to sell or transfer the Securities.
     d. Subscriber understands that (i) the Securities have not been registered under the Securities Act, or the securities laws of any jurisdiction, and (ii) the economic risk of Subscriber’s investment in the Securities must be borne for an indefinite period of time because the Securities may not be sold or otherwise transferred unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Subscriber acknowledges and agrees that the Company will be under no obligation to register the Securities or take any other action necessary in order to make compliance with an exemption from registration available. Subscriber further acknowledges and agrees that the Company may require as a condition to its registration of any transfer of the Securities an opinion of counsel reasonably satisfactory to Company to the effect that such transfer will not violate the registration requirements of applicable securities laws.
     e. Subscriber has been informed that the Securities will not be able to be sold pursuant to Rule 144 promulgated under the Securities Act unless all conditions of the Rule are met. Subscriber understands that the Company is not currently required to file periodic reports with the SEC and does not comply with the “Current Public Information” requirements of Rule 144, and further understands that the Company will not be required to comply with these requirements after the issuance of the Securities. Subscriber further understands that the Company is not currently contemplating complying with the Current Public Information requirements and consequently Subscriber may not be able to make any offer or sale of the Securities without registration under the Securities Act except upon compliance with some other exemption from registration.

     f. In addition to restrictions under federal and state securities laws, Subscriber understands that the Securities will be subject to a right of first refusal in favor of the Company pursuant to the Bylaws of the Company.
     g. Subscriber (i) has such knowledge and experience with respect to the financial, tax and business aspects of ownership of the Securities and of the business contemplated by the Company that Subscriber is capable of evaluating the merits and risks of investment in the Company and making an informed investment decision with respect thereto, and (ii) can bear the economic risk of an investment in the Securities including the complete loss thereof. Subscriber understands that no public market now exists for the Securities and that there is no assurance that there will ever exist a public market for the Securities.
     h. The proposed investment is suitable for Subscriber based upon Subscriber’s financial situation. Subscriber’s overall commitment to investments which are not readily marketable is not disproportionate to Subscriber’s net worth, and Subscriber’s investment in the Company will not cause such overall commitment to become excessive. Subscriber understands that investment in the Company may lead to a total loss of invested funds, or to illiquidity of invested funds for an extended period of time. Subscriber has adequate means of providing for possible personal contingencies and needs, has no need for liquidity in the proposed investment and can afford the loss of Subscriber’s entire investment.
     i. Subscriber recognizes that investing in the Company is speculative and involves a high degree of risk, and Subscriber has taken full cognizance of and understands the risks related to the purchase of the Securities. Subscriber has reviewed and understands the Amended and Restated Investment Summary, including the Summary of Terms and Risk Factors set forth therein.
     j. Subscriber has not been provided with any formal private placement memorandum, but Subscriber acknowledges the Company has made available to Subscriber all records, documents, books of account and other materials requested by Subscriber which the Company has in its possession or which are readily obtainable. Subscriber has had during the course of the transaction and prior to the execution of this subscription, the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of the sale of the Securities and the Company’s business, management and financial affairs, and to obtain additional information necessary to verify the accuracy of any information furnished to Subscriber. There is no information Subscriber has requested that has not been provided to Subscriber. Subscriber understands that Subscriber may request additional information at any time prior to the acceptance of this subscription by the Company.
     k. Subscriber recognizes and understands that the Amended and Restated Investment Summary contains forward-looking statements about the Company’s performance and that there are numerous factors which could cause actual results to differ materially from those indicated by the forward-looking statements. Subscriber understands and accepts that forward-looking statements are beyond the ability of the Company to control and, in many cases, the Company cannot predict all factors that would cause actual results to differ materially from those indicated by the forward-looking statements. In addition, Subscriber understands that the Amended and Restated Investment Summary reflects management’s plan for the business of the Company. There is no representation that the projections or other forward-looking statements in the Amended and Restated Investment Summary (including without limitation in the Business Overview included therewith) will be achieved.
     l. Subscriber agrees to indemnify, defend and hold harmless the Company, and each other person, if any, subject to liability because of such person’s connection with the Company, against all claims, losses, damages, judgments and liabilities (or actions in respect thereof), including, without limitation, attorneys’ fees and expenses, resulting from any breach by Subscriber of, or any misrepresentation by Subscriber in, this subscription and to reimburse the Company and each such other person for any legal and other expenses incurred by the Company and each such other person in connection with investigating and defending any such claim, loss, damage, judgment, liability or action.
     6. Legends. The Company may at any time place legends referencing the transfer restrictions set forth in the Bylaws of the Company and applicable federal or state securities law restrictions on all certificates representing Securities. Subscriber shall, at the request of the Company, promptly present to the Company any and all certificates representing Securities in the possession of Subscriber in order to effectuate the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, legends in substantially the following form:
a.	THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND LAWS COVERING SUCH SECURITIES, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND LAWS.

b.	THE SHARES REPRESENTED BY THIS CERTIFICATE, AND THE TRANSFER THEREOF, ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER PROVISIONS OF THE BYLAWS OF THE CORPORATION, A COPY OF WHICH IS ON FILE IN, AND MAY BE EXAMINED AT, THE PRINCIPAL OFFICE OF THE CORPORATION.

     7. Initial Public Offering.
          a. Subscriber hereby agrees that during the “Lock-Up Period” (as hereinafter defined) following the effective date of a registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and any underwriter, sell, pledge, transfer, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any shares of capital stock of the Company held by Subscriber at any time during such period except shares included in such registration; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers its Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering. Market stand-off agreements for subsequent registration statements, if any, shall be as agreed to by the Company, the underwriters and any other party thereto.
          b. For purposes of this Section 7, the “Lock-Up Period” shall be the period applicable to all officers and directors of Company who enter into similar agreements but in any event shall be not less than ninety (90) days from the effective date of the registration statement.
     8. Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been delivered on the date mailed, postage prepaid, by certified mail, return receipt requested, or on the date personally delivered, (a) if to Subscriber, to the address set forth below for Subscriber, and (b) if to the Company, to the address set forth above for the Company.
     9. Miscellaneous. This Agreement (a) supersedes any and all other understandings and agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof and constitutes the only agreement between the parties with respect to said subject matter, (b) shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, excluding the conflict of laws provisions thereof, and (c) shall be binding upon and inure to the benefit of the parties, their successors and assigns; provided, however, that Subscriber may not transfer or assign this subscription or any interest herein or rights or obligations hereunder without the prior written consent of the Company. Any such transfer or assignment by Subscriber without the prior written consent of the Company shall be void and of no force or effect. No change or modification of this Agreement shall be valid or binding upon the parties hereto unless such change or modification shall be in writing and shall be signed by the parties hereto; provided, however, that the adjustment of the number of Series C Shares that may be purchased by Subscriber under this subscription pursuant to Section 1.b. above may be made by the Company unilaterally in accordance with such Section 1.b. and without the consent of, or any writing signed by, Subscriber. Subscriber agrees that all of the representations, warranties and covenants of Subscriber set forth in this subscription shall survive the purchase of the Series C Shares. If for any reason any provision of this subscription is determined to be invalid, such invalidity shall not impair the operation of or affect those portions of this subscription which are valid. This Agreement may be executed in multiple counterparts, each of which when taken together shall constitute one and the same agreement.
[The next page is the signature page]

     IN WITNESS WHEREOF, Subscriber has executed this subscription this ___day of                    , 200      .

Number of Series C Shares:

Total Purchase Price:	$

(Name of Subscriber)

(Signature)

Social Security or Tax ID Number	(Title, if Subscriber is an entity)

(Address)

(Telephone)

(Facsimile)

(Email address)
ACCEPTANCE
     The foregoing subscription is accepted on this the                      day of                     , 200      .

PRIMO WATER CORPORATION
By:
Its:

     IN WITNESS WHEREOF, Subscriber has executed this subscription this                     day of                                          , 200    .

Number of Series C Shares:

Total Payment Enclosed:	$

(Name of Subscriber)

(Signature)

Social Security or Tax ID Number	(Title, if Subscriber is an entity)

(Address)

(Telephone)

(Facsimile)

(Email address)
ACCEPTANCE
     The foregoing subscription is accepted on this the                      day of                                            . 200    .

PRIMO WATER CORPORATION
By:
Its: